Exhibit 10.1

FIRST AMENDMENT TO SPONSOR SUPPORT AGREEMENT

First Amendment to Sponsor Support Agreement (this “Amendment”), dated as of January 10, 2022, by and among Bright Lights Sponsor LLC, Michael Mahan, Ciara Wilson, Peter Guber, Mark Shapiro, Selena Kalvaria, Bright Lights Acquisition Corp. and Manscaped Holdings, LLC.

WHEREAS, each of the parties hereto have entered into that certain Sponsor Support Agreement, dated as of November 22, 2021 (the “Sponsor Support Agreement”); and

WHEREAS, the Parties desire to amend the Sponsor Support Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Sponsor Support Agreement.

2. AMENDMENTS TO THE SPONSOR SUPPORT AGREEMENT. As of the date of this Amendment, Section 3.1(h)(ii) of the Sponsor Support Agreement is hereby amended and restated in its entirety, as follows:

(ii) “Earnout Strategic Transaction Price” means the price per share of ParentCo Class A Common Stock paid or payable to the holders of outstanding shares of ParentCo Class A Common Stock (determined giving effect to the vesting contemplated by Section 3.1(f) such that the Sponsor Earnout Shares to be issued are taken into account in determining the Earnout Strategic Transaction Price) in an Earnout Strategic Transaction, inclusive of any escrows, holdbacks or fixed deferred purchase price, but exclusive of any contingent deferred purchase price, earnouts or the like; provided that, if and to the extent such price is payable in whole or in part in the form of consideration other than cash, the value of such consideration shall be (a) with respect to any securities, (i) the average of the closing prices of the sales of such securities on all securities exchanges on which such securities are then listed, averaged over a period of 21 days consisting of the day as of which such value is being determined and the 20 consecutive Business Days preceding such day, or (ii) if the information contemplated by the preceding clause (i) is not practically available, then the fair value of such securities as of the date of valuation as determined in accordance with the succeeding clause (b), and (b) with respect to any other non-cash assets, the fair value thereof as of the date of valuation, as determined by an independent, nationally recognized investment banking firm mutually selected by ParentCo and Sponsor Holdco, on the basis of an orderly sale to a willing, unaffiliated buyer in an arm’s-length transaction, taking into account all factors determinative of value as the investment banking firm determines relevant (and giving effect to any transfer Taxes payable in connection with such sale).

3. GENERAL PROVISIONS. Each reference in the Sponsor Support Agreement to “this Agreement,” “hereof,” “herein” and “hereunder” and words of similar import referring to the Sponsor Support Agreement shall mean and be a reference to the Sponsor Support Agreement as amended by this Amendment. Nothing herein shall be deemed to create new rights or obligations not expressly enumerated in this Amendment. Except as expressly amended hereby, each term and provision of the Sponsor Support Agreement remains in full force and effect. This Amendment may not be amended except by an instrument in writing signed by each of the parties hereto. This Amendment may be executed in one or more counterparts, and any of the parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by .pdf, .tif, .gif or similar attachment to electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

SPONSORS:

Bright Lights Sponsor LLC

By:
	Name:	Michael Mahan
	Title:	Managing Member

Name:	Michael Mahan

Name:	Ciara Wilson

Name:	Peter Guber

Name:	Mark Shapiro

Name:	Selena Kalvaria

BRIGHT LIGHTS:

Bright Lights Acquisition Corp.

By:
	Name:	Michael Mahan
	Title:	Chief Executive Officer

COMPANY:

Manscaped Holdings, LLC

By:
	Name:	Paul Tran
	Title:	CEO and Member

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